SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2007

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

001-12215

(Commission file number)

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

On May 21, 2007, Quest Diagnostics Incorporated issued a press release announcing the commencement of a tender offer to purchase any and all outstanding 10½% Senior Subordinated Notes due 2013 of AmeriPath, Inc. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01. Financial Statements and Exhibits

c. Exhibits

99.1      Press release, dated May 21, 2007, issued by Quest Diagnostics Incorporated announcing the commencement of a tender offer to purchase any and all outstanding 10½% Senior Subordinated Notes due 2013 of AmeriPath, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007
QUEST DIAGNOSTICS INCORPORATED

By: /s/ LEO C. FARRENKOPF, JR.
Leo C. Farrenkopf, Jr
Vice President

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